UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 3, 2012, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc., entered into a Purchase and Sale Agreement (the “Glenview Purchase Agreement”) with Evans Memorial Hospital, Inc. (the “Seller”) to acquire certain land, buildings, improvements, furniture, fixtures and equipment comprising a 160-bed skilled nursing facility known as Glenview Health & Rehabilitation (“Glenview Facility”) located in Glennville, Georgia for an aggregate purchase price of $8,240,000, subject to the terms and conditions of the Glenview Purchase Agreement (the “Glenview Purchase”).  Upon not less than three business days’ notice to the Seller, AdCare Holdings may assign its right and liabilities under the Glenview Purchase Agreement to one or more entities which are owned or controlled directly by AdCare Holdings.

Pursuant to the Glenview Purchase Agreement, AdCare Holdings deposited $200,000 (the “Deposit”) into escrow to be held as earnest money.  Upon consummation of the Glenview Purchase, the Deposit will be retained by the Seller and applied against the purchase price therefor.  If AdCare Holdings terminates the Glenview Purchase Agreement after performing an inspection of the Glenview Facility that is deemed unsatisfactory, the Deposit shall be returned to AdCare Holdings.

The closing of the Glenview Purchase is expected to occur on May 31, 2012.  AdCare Holdings may extend the closing until June 30, 2012, subject to AdCare Holdings’ payment of an additional $50,000 in earnest money (which shall be held and disbursed as part of the Deposit) and as otherwise permitted under the terms of the Glenview Purchase Agreement.  The Glenview Purchase Agreement contains a five-year non-compete covenant in favor of the Seller in which AdCare Holdings (or its assigns) shall not, with respect to acute care, inpatient and outpatient services offered by the Seller: (i) compete in Tattnall County or Evans County, Georgia; or (ii) compete within twenty-five miles of 200 North River Road, Claxton, Georgia.  In addition, the closing of the Glenview Purchase is subject to customary closing conditions, indemnification provisions and termination provisions.

The foregoing description of the Glenview Purchase Agreement is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits.

2.1                               Purchase and Sale Agreement, dated as of April 3, 2012, between Evans Memorial Hospital, Inc. and AdCare Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1                               Purchase and Sale Agreement, dated as of April 3, 2012, between Evans Memorial Hospital, Inc. and AdCare Property Holdings, LLC.